UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 24, 2011
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-13232 (Commission File Number)	84-1259577 (IRS Employer Identification No.)
AIMCO PROPERTIES, L.P.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-24497 (Commission File Number)	84-1275621 (IRS Employer Identification No.)

4582 SOUTH ULSTER STREET PARKWAY SUITE 1100, DENVER, CO (Address of Principal Executive Offices)	80237 (ZIP Code)
Registrant’s Telephone Number, Including Area Code: (303) 757-8101
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
At-The-Market Issuance Sales Agreement
     On August 24, 2011, Apartment Investment and Management Company (the “Company”) and AIMCO Properties, L.P. (the “Operating Partnership”) entered into an At-The-Market Issuance Sales Agreement (the “Sales Agreement”) with McNicoll, Lewis & Vlak LLC, to sell up to 4,000,000 shares (the “Securities”) of the Company’s 7.00% Class Z Cumulative Preferred Stock, par value $.01 per share (the “Class Z Preferred Stock”), from time to time through an “at the market” equity offering program under which McNicoll, Lewis & Vlak LLC will act as sales agent (“MLV”).
     Pursuant to the Sales Agreement, the Securities may be offered and sold through MLV in transactions that are deemed to be “at the market” offerings as defined in Rule 415 of the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange, as well as in privately negotiated transactions. The Sales Agreement provides that MLV will be entitled to compensation of up to 2.00% of the gross sales price of the Securities sold through MLV from time to time under the Sales Agreement. We may also sell shares of Class Z Preferred Stock to MLV as principal for its own account at a price agreed upon at the time of sale. The Company has no obligation to sell any of the Securities under the Sales Agreement, and may at any time suspend solicitation and offers under the Sales Agreement.
     The Securities will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-173503). The Company filed a prospectus supplement, dated August 24, 2011 with the Securities and Exchange Commission in connection with the offer and sale of the Securities.
     MLV and its affiliates have provided, and may in the future provide, various investment banking and advisory services to us from time to time for which they have received, and may in the future receive, customary fees and expenses. MLV previously acted as book-running manager and representative of the several underwriters in the initial public offering of 800,000 shares of our Class Z Preferred Stock that was conducted on a “best efforts” basis.
     A copy of the Sales Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Amendment to Fourth Amended and Restated Agreement of Limited Partnership of AIMCO Properties, L.P.
     On August 24, 2011, AIMCO-GP, Inc., a wholly owned subsidiary of the Company and the general partner of the Operating Partnership, entered into the Fifth Amendment (the “Fifth Amendment”) to the Fourth Amended and Restated Agreement of Limited Partnership of the Operating Partnership, dated as of July 29, 1994 and amended and restated as of February 28, 2007 (as amended and/or supplemented from time to time), to permit the issuance of additional Class Z Partnership Preferred Units of the Operating Partnership, which have substantially identical economic terms as the Class Z Preferred Stock.
     The foregoing description of the Fifth Amendment is qualified in its entirety by reference to the Fifth Amendment, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On August 24, 2011, the Company filed Articles Supplementary (the “Articles Supplementary”) with the Department of Assessments and Taxation of the State of Maryland reclassifying and designating an additional 4,000,000 shares of the Company’s authorized and unissued shares of Class A Common Stock, par value $.01 per share (“Common Stock”), as additional shares of Class Z Preferred Stock. The reclassification increases the number of authorized shares classified as Class Z Preferred Stock from 800,000 shares immediately prior to the reclassification to 4,800,000 shares immediately after the reclassification. The reclassification decreases the number of authorized shares classified as Common Stock from 484,887,260 shares immediately prior to the reclassification to 480,887,260 shares immediately after the reclassification.

     The foregoing description of the Articles Supplementary is qualified in its entirety by reference to the Articles Supplementary, a copy of which is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     The Sales Agreement included as Exhibit 1.1 to this Current Report on Form 8-K contains representations and warranties by the Company. These representations and warranties were made solely for the benefit of MLV and:
•	were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of such agreement;

•	may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and

•	were made only as of the date of such agreement or such other date or dates as may be specified in such agreement.
     Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading.

Exhibit No.	Description
1.1	At-The-Market Issuance Sales Agreement, dated August 24, 2011, among Apartment Investment and Management Company, AIMCO Properties, L.P. and McNicoll, Lewis & Vlak LLC

3.1	Articles Supplementary, dated August 24, 2011

5.1	Opinion of DLA Piper LLP (US)

8.1	Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

10.1	Fifth Amendment to the Fourth Amended and Restated Agreement of Limited Partnership of AIMCO Properties, L.P., dated as of August 24, 2011

12.1	Statement of Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1)

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
Date: August 24, 2011	By:	/s/ Ernest M. Freedman
		Name:	Ernest M. Freedman
		Title:	Executive Vice President and Chief Financial Officer

Date: August 24, 2011	AIMCO PROPERTIES, L.P.
	By:	AIMCO-GP, Inc.,
Its General Partner

By:	/s/ Ernest M. Freedman
	Name:	Ernest M. Freedman
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	At-The-Market Issuance Sales Agreement, dated August 24, 2011, among Apartment Investment and Management Company, AIMCO Properties, L.P. and McNicoll, Lewis & Vlak LLC

3.1	Articles Supplementary, dated August 24, 2011

5.1	Opinion of DLA Piper LLP (US)

8.1	Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

10.1	Fifth Amendment to the Fourth Amended and Restated Agreement of Limited Partnership of AIMCO Properties, L.P., dated as of August 24, 2011

12.1	Statement of Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1)

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1)